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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 27, 2005

                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHARMACEUTICAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-50414                   52-2208264
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

            20425 Seneca Meadows Parkway, Germantown, Maryland 20876
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               (Address of Principal Executive Offices) (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On October 27, 2005, Advancis Pharmaceutical Corporation issued a press release announcing its financial results for the three months ended September 30, 2005. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (d)  Exhibits

            Exhibit     Description
            -------     --------------------------------------
            99.1        Press Release issued October 27, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADVANCIS PHARMACEUTICAL CORPORATION

Date: October 27, 2005                       By:   /s/ Steven A. Shallcross
                                                   -----------------------------
                                                   Steven A. Shallcross
                                                   Senior Vice President and
                                                   Chief Financial Officer